SUPPLEMENT TO THE FIDELITY LOW-PRICED STOCK FUND
SEPTEMBER 29, 1998 PROSPECTUS

   Effective March 17, 1999, the fund's shares will be available for purchase by new accounts. References to the availability of fund shares only to certain purchasers in the "Who May Want to Invest" section on page 3 and in the "How to Buy Shares" section on page 18 are no longer applicable.